Borrowings - Principal payments (Table) (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Debt Disclosure [Abstract]
2022 (including total accrued interest of $877 of NSM Loan & $50.0 million NSM Loan)	$ 308,912
2023	87,007
2024	211,161
2025	561,120
2026	177,343
2027 and thereafter	60,271
Total	$ 1,405,814	$ 1,612,718